UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 2017

 AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

4655 Great America Parkway
Santa Clara, California		95054
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 19, 2017, Avaya Inc. (the “Company”), together with certain of its wholly owned domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The cases pending in the Bankruptcy Court concerning the Bankruptcy Filing are referred to in this Current Report on Form 8‑K as the “Chapter 11 Cases.”

Item 1.01. Entry into a Material Definitive Agreement.

On August 6, 2017, the Debtors entered into a Plan Support Agreement (the “Plan Support Agreement”), dated as of August 6, 2017, by and among the Debtors and certain holders of first lien claims of the Company (the “Holder Parties”) regarding the terms of an amended plan of reorganization in the Chapter 11 Cases (the “Amended Plan”), including a settlement (the “PBGC Settlement”) with Pension Benefit Guaranty Corporation (the “PBGC”). The Plan Support Agreement will become effective as to the Debtors upon entry of an order of the Bankruptcy Court approving the Plan Support Agreement. A copy of the Amended Plan is attached as an exhibit to the Plan Support Agreement. The terms of the PBGC Settlement are memorialized in a term sheet (the “PBGC Settlement Term Sheet”) agreed among the Debtors, the Holder Parties, and PBGC. A copy of the PBGC Settlement Term Sheet is attached as an exhibit to the Plan Support Agreement.

The Amended Plan provides for, among other things:

•
That holders of first lien claims of the Company will receive (a) (x) net cash proceeds (if any) from the syndication of new first lien debt to be issued by the Company with a principal amount of not less than $2,925 million after the satisfaction of the Company’s DIP financing claims, payments to PBGC of $300 million pursuant to the PBGC Settlement and payments to unsecured creditors totaling $25 million and (y) to the extent the new first lien debt is not fully syndicated, takeback debt; and (b) 91.5% of the equity (the “Reorganized HoldCo Common Stock”) in the post-emergence Company (the “First Lien Reorganized HoldCo Equity Distribution”); provided that to the extent the new first lien debt is fully syndicated, holders of first lien claims may receive, in lieu of all or a portion of the Reorganized HoldCo Common Stock, cash proceeds from the exercise of the Second Lien Call Right (described below).

•
That holders of second lien claims of the Company will receive (a) 1% of the Reorganized HoldCo Common Stock and (b) if holders of second lien claims of the Company vote to accept the Amended Plan and the first lien debt is fully syndicated, holders of second lien claims will have the right to exercise the “Second Lien Call Right” and purchase (i) at least $250,000,000 and no more than $500,000,000 of Reorganized HoldCo Common Stock for cash or (ii) 100% of the First Lien Reorganized HoldCo Equity Distribution for cash at a price equivalent to the full amount of the first lien claims, including all postpetition interest and default interest, less the amount of cash received from the proceeds of the full syndication of the new first lien debt.

•
Pursuant to and subject to approval of the PBGC Settlement by the Bankruptcy Court, termination of the Avaya Salaried Pension Plan (as defined in the PBGC Settlement Term Sheet). The Amended Plan provides PBGC with the following recovery for any and all liabilities arising as a result of the termination of the Avaya Salaried Pension Plan: (i) cash in the amount of $300 million and (ii) the issuance to PBGC of 7.5% of Reorganized HoldCo Common Stock. The Amended Plan provides for the continuation of the Avaya Hourly Pension Plan (as defined in the PBGC Settlement Term Sheet), subject to approval of the PBGC Settlement. The PBGC Settlement also provides PBGC with certain protections with respect to the Avaya Hourly Pension Plan in the event of certain “material transactions” as set forth in the PBGC Settlement Term Sheet.

Among other things, as set forth therein, the Plan Support Agreement requires (i) the Debtors to file and solicit votes on the Amended Plan, (ii) the Holder Parties to vote in favor of and otherwise support the Amended Plan, and (iii) the parties thereto to use commercially reasonable efforts in furtherance of obtaining confirmation of the Amended Plan and consummating the transactions contemplated under the Amended Plan. The Plan Support Agreement contains certain milestone events that must be achieved by specified dates, which include the confirmation of the Amended Plan and the occurrence of the effective date of the Amended Plan. The Plan Support Agreement may be terminated upon the occurrence of certain events, including the failure of any of the milestone events to occur by the applicable date specified in the Plan Support Agreement.

The foregoing description of the Plan Support Agreement is subject to the terms thereof, a copy of which is attached hereto as Exhibit 10.1, and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On August 7, 2017, the Company issued a press release announcing its preliminary financial results for the third fiscal quarter ended June 30, 2017, a copy of which is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8‑K.

On August 7, 2017, the Company issued a press release announcing leadership transition, a copy of which is furnished as Exhibit 99.2 hereto pursuant to Item 7.01 of Form 8-K. Avaya announced that it has appointed Jim Chirico, currently Avaya’s Chief Operating Officer and Global Sales Leader as Chief Executive Officer, effective October 1, 2017. Kevin Kennedy, Avaya’s current President and Chief Executive Officer, will retire as CEO and a member of the Board of Directors effective October 1, 2017, but will continue as an advisor to the Company. Mr. Chirico will join the Board of Directors.

On August 7, the Company issued a press release announcing the Plan Support Agreement, as described under Item 1.01 of this Current Report on Form 8-K, a copy of which is furnished as Exhibit 99.3 hereto pursuant to Item 7.01 of Form 8-K.

In connection with discussions that have taken place among the Company, the Holder Parties and PBGC, the Company agreed to publicly disclose certain information provided to certain Holder Parties pursuant to confidentiality agreements the Company entered into with such holders, including presentations related to the Company’s qualified pension, the Avaya Business Plan and fiscal 2017 third quarter outlook, the Company’s debt capacity and pension plan contribution sensitivities, copies of which are furnished as Exhibits 99.4, 99.5, 99.6, and 99.7 hereto pursuant to Item 7.01 of Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 to 99.7 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding the Chapter 11 Cases

The Company’s security holders are cautioned that trading in debt or other securities of the Company during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. It is possible some or all of the Company’s currently outstanding debt or other securities may be cancelled and extinguished upon confirmation of a restructuring plan by the Bankruptcy Court. In such an event, the Company’s security holders would not be entitled to receive or retain any cash, debt or other securities or other property on account of their cancelled debt or other securities. Trading prices for the Company’s debt or other securities may bear little or no relation to actual recovery, if any, by holders thereof in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its debt or other securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision”, “plan,” “potential,” “preliminary,” “predict,” “should,” “will” or “would” or the negative thereof or other variations thereof or comparable terminology and include, but are not limited to, statements regarding expected creditor recoveries, treatment of other liabilities, enterprise value, cash treatment and cash at exit from Chapter 11 proceedings and financial projections. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors, including, but not limited to, the actions and decisions of the Company’s creditors and other third parties with interests in the Chapter 11 proceeding, the Company’s ability to maintain liquidity to fund its operations during the Chapter 11 proceeding, the Company’s ability to obtain Bankruptcy Court approvals in connection with the Chapter 11 proceeding, the Company’s ability to consummate any transactions once approved by the Bankruptcy Court and the time to consummation of such transactions, adjustments in the calculation of financial results for the quarter or year end, or the application of accounting principles, discovery of new information that alters expectations about financial results or impacts valuation methodologies underlying financial results, accounting changes required by United States generally accepted accounting principles, and those risks discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015, may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Exhibit Name
10.1 99.1 99.2 99.3 99.4 99.5 99.6 99.7
Plan Support Agreement, by and among Avaya Inc., certain wholly-owned subsidiaries named therein and certain creditors party thereto, dated August 6, 2017
Press Release, dated August 7, 2017, entitled “Avaya Announces Preliminary Third Quarter Fiscal 2017 Financial Results”
Press Release, dated August 7, 2017, entitled “Avaya Announces Leadership Transition”
Press Release, dated August 7, 2017, entitled “Avaya Announces Plan Support Agreement”
Cleansing Materials dated May 2017
Discussion Materials dated June 12, 2017
Discussion Materials dated June 13, 2017
Avaya Inc. Hourly Pension Plan - Funding Projections

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.
Date: August 7, 2017	By:	/s/ David Vellequette
	Name:	David Vellequette
	Title:	Senior Vice President and Chief Financial Officer